EXHIBIT 10.ZZ(3)

                          AMENDMENT NUMBER 1 TO SECOND
                        AMENDED AND RESTATED TRANSFER AND
                            ADMINISTRATION AGREEMENT


         AMENDMENT NUMBER 1 TO SECOND AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT (this "Amendment"), dated as of November 9, 1999, among TECH DATA CORPORATION, a Florida corporation ("Tech Data"), as collection agent and guarantor (in such capacities, the "Collection Agent" and the "Guarantor", respectively), TECH DATA FINANCE, INC., a California corporation, as transferor (in such capacity, the "Transferor"), ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the "Enterprise"), ATLANTIC ASSET SECURITIZATION CORP. ("Atlantic"), a Delaware corporation, LIBERTY STREET FUNDING CORP. ("Liberty"), a Delaware corporation, CREDIT LYONNAIS NEW YORK BRANCH, a branch duly licensed under the laws of the State of New York of a banking corporation organized and existing under the laws of the Republic of France ("Credit Lyonnais"), as an Atlantic Bank Investor and as agent for Atlantic and the Atlantic Bank Investors (in such capacity, the "Atlantic Agent"), THE BANK OF NOVA SCOTIA, a banking corporation organized and existing under the laws of Canada, acting through its New York Agency, ("Scotia Bank"), as a Liberty Bank Investor and as agent for Liberty and the Liberty Bank Investors (in such capacity, the "Liberty Agent") and BANK OF AMERICA, N.A. (as successor by merger to NationsBank, N.A.), a national banking association ("Bank of America"), as agent for Enterprise, Atlantic, Liberty, the Enterprise Bank Investors, the Atlantic Bank Investors and the Liberty Bank Investors (in such capacity, the "Agent"), as an Enterprise Bank Investor and as agent for Enterprise and the Enterprise Bank Investors (in such capacity, the "Enterprise Agent"), amending that certain Second Amended and Restated Transfer and Administration Agreement dated as of February 10, 1999, and as amended to the date hereof (the "Existing Agreement" and said agreement as amended by this Amendment, the "Agreement" ).

         WHEREAS, the Transferor has requested that the Investors and the Agent agree to an increase in (i) the Atlantic Facility Limits, Enterprise Facility Limits and Liberty Facility Limits, (ii) the Atlantic Maximum Net Investments, the Enterprise Maximum Net Investments and the Liberty Maximum Net Investments and (iii) the Atlantic Loss Reserves, the Enterprise Loss Reserves and the Liberty Loss Reserves under the Existing Agreement, and to make certain other amendments;

         WHEREAS, on the terms and conditions set forth herein, the parties hereto consent to such amendments;

         WHEREAS, the Existing Agreement requires that the consent of those Bank Investors which hold Commitments aggregating in excess of 66 and 2/3% of the Facility Limit as of the date hereof be obtained, and the consent of any Bank Investor whose Commitment is increased hereby;

         WHEREAS, the Bank Investors whose Commitments are being increased hereby are Bank of America, N.A., The Bank of Nova Scotia and Credit Lyonnais New York Branch; and

         WHEREAS, capitalized terms used herein shall have the meanings assigned to such terms in the Existing Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

         SECTION 1. Amendment to Definitions. (a) The definition of "Atlantic Facility Limit" is hereby amended by deleting the amount "$102,000,000" in the text thereof and replacing it with the amount "$132,600,000".

         (b) The definition of "Atlantic Loss Reserve" is hereby amended by deleting the amount "$8,000,000" in the text thereof and replacing it with the amount "$10,400,000".

         (c) The definition of "Atlantic Maximum Net Investment" is hereby amended by deleting the amount "$100,000,000" in the text thereof and replacing it with the amount "$130,000,000".

         (d) The definition of "Enterprise Facility Limit" is hereby amended by deleting the amount "$255,000,000" in the text thereof and replacing it with the amount "$331,500,000".

         (e) The definition of "Enterprise Loss Reserve" is hereby amended by deleting the amount "$20,000,000" in the text thereof and replacing it with the amount "$26,000,000".

         (f) The definition of "Enterprise Maximum Net Investment" is hereby amended by deleting the amount "$250,000,000" in the text thereof and replacing it with the amount "$325,000,000".

         (g) The definition of "Liberty Facility Limit" is hereby amended by deleting the amount "$153,00,000" in the text thereof and replacing it with the amount "$198,900,000".

         (h) The definition of "Liberty Loss Reserve" is hereby amended by deleting the amount "$12,000,000" in the text thereof and replacing it with the amount "$15,600,000".

         (i) The definition of "Liberty Maximum Net Investment" is hereby amended by deleting the amount "$150,000,000" in the text thereof and replacing it with the amount "$195,000,000".

         SECTION 2. Commitments. Effective as of the date hereof, the Commitment of the Bank Investors shall be as set forth opposite their respective signatures on the signature pages hereto.

         SECTION 3. Conditions Precedent. This Amendment shall not become effective until the Agent shall have received the following:

                  (a) A copy of the Resolutions of the Board of Directors of the Transferor and Tech Data certified by its Secretary approving this Amendment and the other documents to be delivered by the Transferor and Tech Data hereunder delivered to the Agent;

                  (b) A Certificate of the Secretary of the Transferor and Tech Data certifying (i) the names and signatures of the officers authorized on its behalf to execute this Amendment and any other documents to be delivered by it hereunder (on which Certificates Enterprise, Liberty, Atlantic, the Enterprise Agent, the Liberty Agent, the Atlantic Agent, the Agent and the Bank Investors may conclusively rely until such time as the Agent shall receive from the Transferor and Tech Data a revised Certificate meeting the requirements of this clause (b)(i)), (ii) the Articles of Incorporation of the Transferor and of TechData certified by the Secretary of State or other similar official of the Transferor's and Tech Data's

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

respective jurisdictions of incorporation and (iii) a copy of the Transferor's and Tech Data's By-Laws;

                  (c) An opinion of David Vetter, counsel to Tech Data, with respect to certain corporate matters and the enforceability of the Agreement as amended hereby in form and substance acceptable to the Agent; and

                  (d) A responsible officer's certificate of the Transferor and Tech Data executed by Arthur W. Singleton, Secretary of the Transferor and Tech Data, respectively.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. The Transferor hereby makes to Enterprise, Liberty and Atlantic, on and as of the date hereof, all of the representations and warranties set forth in Section 3.1 of the Existing Agreement. In addition, the Collection Agent and the Guarantor hereby make to Enterprise, Liberty and Atlantic, on the date hereof, all the representations and warranties set forth in Section 3.3 of the Existing Agreement.

         SECTION 5. AMENDMENT AND WAIVER. No provision hereof may be amended, waived, supplemented, restated, discharged or terminated without the written consent of the Transferor, Enterprise, Liberty, Atlantic, the Enterprise Agent, the Liberty Agent, the Atlantic Agent, the Agent and the Majority Investors.

         SECTION 6. SUCCESSORS AND ASSIGNS. This Amendment shall bind, and the benefits hereof shall inure to the parties hereof and their respective successors and permitted assigns; provided, however, the Transferor may not assign any of its rights or delegate any of its duties under this Amendment without the prior written consent of Enterprise, Liberty and Atlantic.

         SECTION 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TRANSFEROR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


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

         SECTION 8. SEVERABILITY; COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 9. CAPTIONS. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 10. RATIFICATION. Except as expressly affected by the provisions hereof, the Existing Agreement as amended by this Amendment shall remain in full force and effect in accordance with its terms and ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Existing Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Existing Agreement as amended by this Amendment.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]



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

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.


                                           ENTERPRISE FUNDING CORPORATION,


                                            By: /s/ KEVIN O. BURNS
                                               ---------------------------------
                                                Name:  Kevin P. Burns
                                                Title:  Vice President


                                           ATLANTIC ASSET SECURITIZATION CORP.

                                            By:  CREDIT LYONNAIS NEW YORK
                                            BRANCH,
                                                   as attorney-in-fact

                                            By: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                                Name: [ILLEGIBLE]
                                                Title: Vice President


                                            LIBERTY STREET FUNDING CORP.


                                            By: /s/ ANDREW L. STIDD
                                               ---------------------------------
                                                Name:  Andrew L. Stidd
                                                Title: President


                                            TECH DATA FINANCE, INC.,
                                              as Transferor

                                            By: /s/ ARTHUR W. SINGLETON
                                               ---------------------------------
                                               Name: Arthur W. Singleton
                                               Title: Vice President, Chief
                                                      Financial Officer and
                                                      Secretary


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

                                            TECH DATA CORPORATION,
                                              as Collection Agent and Guarantor

                                            By: /s/ ARTHUR W. SINGTON
                                               ---------------------------------
                                               Name: Arthur W. Singleton
                                               Title: Vice President, Treasurer
                                                      and Secretary



COMMITMENT                                  BANK OF AMERICA, N.A., as Agent,
$281,500,000                                Enterprise Agent
                                              and as an Enterprise Bank Investor

                                            By: /s/ STAN MEIHAUS
                                               ---------------------------------
                                               Name:  Stan Meihaus
                                               Title:  Principal

COMMITMENT                                  CREDIT LYONNAIS NEW YORK BRANCH,
$132,600,000                                  as Atlantic Agent and as an
                                              Atlantic Bank Investor

                                            By: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                               Name: [ILLEGIBLE]
                                               Title: Vice President

COMMITMENT                                  THE BANK OF NOVA SCOTIA, as Liberty
$198,900,000                                  Agent and as a Liberty Bank
                                              Investor

                                            By: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                               Name: [ILLEGIBLE]
                                               Title: Director



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

Consented and agreed to this 9th
  day of November, 1999



COMMITMENT                                  THE ROYAL BANK OF CANADA, as an
$50,000,000                                       Enterprise Bank Investor

                                            By: /s/ THOMAS C. [ILLEGIBLE]
                                               ---------------------------------
                                               Name: Thomas C. [ILLEGIBLE]
                                               Title: Senior Manager

                          AMENDMENT NUMBER 2 TO SECOND
                        AMENDED AND RESTATED TRANSFER AND
                            ADMINISTRATION AGREEMENT


         AMENDMENT NUMBER 2 TO SECOND AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT (this "AMENDMENT"), dated as of February 9, 2000, among TECH DATA CORPORATION, a Florida corporation ("TECH DATA"), as collection agent and guarantor (in such capacities, the "COLLECTION AGENT" and the "GUARANTOR", respectively), TECH DATA FINANCE, INC., a California corporation, as transferor (in such capacity, the "TRANSFEROR"), ENTERPRISE FUNDING CORPORATION, a Delaware corporation ("ENTERPRISE"), ATLANTIC ASSET SECURITIZATION CORP. ("ATLANTIC"), a Delaware corporation, LIBERTY STREET FUNDING CORP. ("LIBERTY"), a Delaware corporation, CREDIT LYONNAIS NEW YORK BRANCH, a branch duly licensed under the laws of the State of New York of a banking corporation organized and existing under the laws of the Republic of France ("CREDIT LYONNAIS"), as an Atlantic Bank Investor and as agent for Atlantic and the Atlantic Bank Investors (in such capacity, the "ATLANTIC AGENT"), THE BANK OF NOVA SCOTIA, a banking corporation organized and existing under the laws of Canada, acting through its New York Agency, ("SCOTIA BANK"), as a Liberty Bank Investor and as agent for Liberty and the Liberty Bank Investors (in such capacity, the "LIBERTY AGENT") and BANK OF AMERICA, N.A. (as successor by merger to NationsBank, N.A.), a national banking association ("BANK OF AMERICA"), as agent for Enterprise, Atlantic, Liberty, the Enterprise Bank Investors, the Atlantic Bank Investors and the Liberty Bank Investors (in such capacity, the "AGENT"), as an Enterprise Bank Investor and as agent for Enterprise and the Enterprise Bank Investors (in such capacity, the "ENTERPRISE AGENT"), amending that certain Second Amended and Restated Transfer and Administration Agreement dated as of February 10, 1999, and as amended to the date hereof (the "EXISTING AGREEMENT" and said agreement as amended by this Amendment, the "AGREEMENT" ).

         WHEREAS, the Transferor has requested that the Investors and the Agent agree to extend the Enterprise Commitment Termination Date, the Liberty Commitment Termination Date and the Atlantic Commitment Termination Date, and to make certain other amendments;

         WHEREAS, on the terms and conditions set forth herein, the parties hereto consent to such amendments;

         WHEREAS, the Existing Agreement requires that the consent of those Bank Investors which hold Commitments aggregating in excess of 66 and 2/3% of the Facility Limit as of the date hereof be obtained, and the consent of any Bank Investor whose Commitment is extended hereby;

         WHEREAS, the Bank Investors whose Commitments are being extended hereby are Bank of America, N.A., The Bank of Nova Scotia, Credit Lyonnais New York Branch and Banque Nationale de Paris; and

         WHEREAS, the Bank One, NA will become an Enterprise Bank Investor to the Agreement as of the date hereof;

         WHEREAS, capitalized terms used herein shall have the meanings assigned to such terms in the Existing Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

         SECTION 1. AMENDMENT TO DEFINITIONS.

         (a) The definition of "Atlantic Commitment Termination Date" is hereby amended by deleting the date "February 9, 2000" in the text thereof and replacing it with the date "May 9, 2000".

         (b) The definition of "Enterprise Commitment Termination Date" is hereby amended by deleting the date "February 9, 2000" in the text thereof and replacing it with the date "May 9, 2000".

         (c) The definition of "Liberty Commitment Termination Date" is hereby amended by deleting the date "February 9, 2000" in the text thereof and replacing it with the amount "May 9, 2000".

         (d) The definition of "Applicable Margin" is hereby deleted in its entirety.

         (e) The definition of "CD Rate" is hereby amended to delete the reference to "the Applicable Margin" contained therein and to substitute a reference of "1.50%" therefor.


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

         (f) The definition of "Eurodollar Rate" is hereby amended to delete the reference to "the Applicable Margin" contained therein and to substitute a reference of "1.25%" therefor.

         SECTION 2. AMENDMENTS TO THE EXISTING AGREEMENT.

         Section 5.3(a)(iii) is hereby amended to delete the words "and showing all information necessary in order to determine the Applicable Margin" contained at the end of the section thereof.

         Section 7.2(a) is hereby amended to delete the words "the Majority Investors" contained therein and to substitute the words "at least 51% of the aggregate Commitments of the Enterprise Bank Investors, Atlantic Bank Investors and the Liberty Bank Investors" therefor.

         SECTION 3. COMMITMENTS. Effective as of the date hereof, the Commitment of the Bank Investors shall be as set forth opposite their respective signatures on the signature pages hereto.

         SECTION 4. CONDITIONS PRECEDENT. This Amendment shall not become effective until the Agent shall have received seven (7) duly executed copies of this Amendment from each party hereto.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. The Transferor hereby makes to each Investor and the Agent, on and as of the date hereof, all of the representations and warranties set forth in Section 3.1 of the Existing Agreement. In addition, the Collection Agent and the Guarantor hereby make to each Investor and the Agent, on the date hereof, all the representations and warranties set forth in Section 3.3 of the Existing Agreement.

         SECTION 6. AMENDMENT AND WAIVER. No provision hereof may be amended, waived, supplemented, restated, discharged or terminated without the written consent of the Transferor, Enterprise, Liberty, Atlantic, the Enterprise Agent, the Liberty Agent, the Atlantic Agent, the Agent and the Majority Investors.

         SECTION 7. SUCCESSORS AND ASSIGNS. This Amendment shall bind, and the benefits hereof shall inure to the parties hereof and their respective successors and permitted assigns; PROVIDED, HOWEVER, the Transferor may not assign any of its rights or delegate any of its duties under this Amendment without the prior written consent of the Agent and the Majority Investors.

         SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TRANSFEROR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 9. SEVERABILITY; COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 10. CAPTIONS. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 11. RATIFICATION. Except as expressly affected by the provisions hereof, the Existing Agreement as amended by this Amendment shall remain in full force and effect in accordance with its terms and ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Existing Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Existing Agreement as amended by this Amendment.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.



                                            ENTERPRISE FUNDING CORPORATION,


                                            By: /s/ BERNARD J. ANGELO
                                                --------------------------------
                                                Name:  Bernard J. Angelo
                                                Title:  Vice President


                                            ATLANTIC ASSET SECURITIZATION CORP.

                                            By:  CREDIT LYONNAIS NEW YORK
                                            BRANCH,
                                                    as attorney-in-fact

                                            By: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                               Name: [ILLEGIBLE]
                                               Title: Director


                                            LIBERTY STREET FUNDING CORP.


                                            By: /s/ ANDREW L. STIDD
                                               ---------------------------------
                                               Name: Andrew L. Stidd
                                               Title: President


                                            TECH DATA FINANCE, INC.,
                                              as Transferor

                                            By: /s/ ARTHUR W. SINGLETON
                                               ---------------------------------
                                               Name:  Arthur W. Singleton
                                               Title:  Vice President, CFO and
                                                       Secretary

                                            TECH DATA CORPORATION,
                                              as Collection Agent and Guarantor

                                            By: /s/ ARTHUR W. SINGLETON
                                               ---------------------------------
                                               Name:  Arthur W. Singleton
                                               Title:  Vice President, Treasurer
                                                       and Secretary



COMMITMENT                                  BANK OF AMERICA, N.A., as Agent,
$281,500,000                                 Enterprise Agent
                                              and as an Enterprise Bank Investor

                                            By: /s/ CHRIS PARRISH
                                               ---------------------------------
                                               Name:  Chris Parrish
                                               Title:  Vice President


COMMITMENT                                  CREDIT LYONNAIS NEW YORK BRANCH,
$117,600,000                                  as Atlantic Agent and as an
                                              Atlantic Bank Investor

                                            By: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                               Name: [ILLEGIBLE]
                                               Title: Director

COMMITMENT                                  THE BANK OF NOVA SCOTIA, as Liberty
$198,900,000                                  Agent and as a Liberty Bank
                                              Investor

                                            By: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                               Name: [ILLEGIBLE]
                                               Title:

Consented and agreed to this 9th
  day of February, 2000




COMMITMENT                                  BANK ONE, NA (Main Office Chicago),
$50,000,000                                   as an Enterprise Bank Investor

                                            By: /s/ JULIE C. BENDA
                                               ---------------------------------
                                               Name:  Julie C. Benda
                                               Title:  Vice President


COMMITMENT                                  BANQUE NATIONALE DE PARIS, as an
$15,000,000                                   Atlantic Bank Investor

                                            By: /s/ JOHN STACY
                                               ---------------------------------
                                               Name:  John Stacy
                                               Title:  SVP



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